Dreyfus
Municipal
Income, Inc.
Annual Report
September 30, 1996

DREYFUS MUNICIPAL INCOME, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on Dreyfus Municipal Income, Inc. For its annual reporting period ended September 30, 1996, your portfolio produced a total return, including bond price changes and interest income, of 5.27%, based on net asset value.* Income dividends exempt from Federal personal income taxes of $.624 per share were paid to shareholders. ** This is equivalent to a tax-free distribution rate per share of 6.53%. ***

THE ECONOMY
    Low inflation in the face of ongoing strong growth in new jobs and low unemployment remained the big economic story over the reporting period. On September 24, the Federal Reserve Board's Open Market Committee ("the Fed") again decided against raising interest rates. Despite what appeared to be a sharp split within the Fed, the Central Bank kept the Fed Funds rate at 5.25%. (A news leak reported that eight of the 12 presidents of the regional Federal Reserve Banks were concerned about inflation and leaning toward an increase in rates).
    The potential resurgence in inflation has been a primary concern of the Fed as the economic expansion continues. Yet inflation has remained subdued. The Consumer Price Index has risen just 2.9% over the past twelve months. Furthermore, indications of inflation at crude, intermediate and finished goods levels, as measured by the Producer Price Index, remained well-behaved. There appear to be few signs of inflation in the production pipeline.
    The past inverse relationship between unemployment and inflation has so far not prevailed during this economic expansion. Most recently, the unemployment rate fell to 5.1%, its lowest level in seven years. Job growth has continued to be robust. Yet despite signs of a tightening labor market, wage gains, considered by many economists to be a harbinger of future inflation, remained modest, as have virtually all measures of inflation.
    Buoyed by such good news, consumers remained confident. The Conference Board's Consumer Confidence Index has risen since the beginning of the year and was near a six-year high by the end of the reporting period. Yet, there were some signs that consumer spending was moderating from its strong pace in the first half of the year. Retail sales remained subdued all summer. Consumer borrowing rose over the reporting period, continuing the three-year trend of steady increases in credit.
    Industrial production has risen consistently since February and businesses showed some signs of inventory accumulation by late summer. Corporate pricing power still seems to be in check. In a survey of member corporations released in mid-September, the National Federation of Independent Business reported that only 20% of its respondents planned to increase prices in coming months.
    Despite all these favorable developments, we are alert for signs of potential economic excess that could result in a resurgence in inflation.
THE MARKET
    The municipal bond market, like its taxable counterparts, has been buffeted by an unprecedented amount of price volatility during the past year. The market continues to fixate on the periodic releases of key economic data, and this has resulted in large and dramatic swings in bond prices and yields. At this juncture it appears that for now the Fed will maintain a neutral stance regarding interest rate policy. However, there continues to be no clear consensus regarding the future direction of the economy or its strength, or of inflation, as evidenced by a fairly equal division of opinion among economists. The prevailing uncertain state of affairs has taken its toll on the psyche (not to mention the profitability) of many market traders as a sharp decline in prices one day is quickly followed the next by a reverse move.
    In view of the municipal bond market's price activity over the past year, we restate that our posture is to maintain a long-term perspective that is not unduly influenced by short-term price swings. The sharp market sell-off last winter, followed by a strong rally during the summer, followed recently by yet another climb and then a subsequent fall in yields, underscores this point!
THE PORTFOLIO
    At the time of our last letter to shareholders (dated April 15, 1996) the fixed-income markets were in the throes of a major bear market move. This Fund, because of its primary objective of maximizing current tax-exempt income, is structured to weather such an adverse move. Conversely, when the market is in a bull phase (e.g., 1995) this Fund will likely experience lower values in its portfolio holdings than those funds that are geared towards total return (capital gains plus income). Looking back over the past several months, the Fund has experienced significantly less price volatility than the market in general. Both the Fund's net asset value and stock price per share have deviated only minimally over the past twelve months from the levels at which they began the year.
    Going forward, our strategy will remain as it has been - to emphasize the maximization of tax-exempt dividend income. In periods such as this, characterized by unprecedented volatility, we will continue to be guided by the Fund's investment objective.
                              Very truly yours,
                              (Richard J. Maynihan signature)
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
October 15, 1996
New York, N.Y.

*      Total return includes reinvestment of dividends and any capital gains paid.
**Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
***    Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period.

DREYFUS MUNICIPAL INCOME, INC.
SELECTED INFORMATION                                                                          SEPTEMBER 30, 1996 (UNAUDITED)
Market Price per share September 30, 1996...........................                                    $9 9\16
Shares Outstanding September 30, 1996...............................                                20,116,450
American Stock Exchange Ticker Symbol...............................                                       DMF

MARKET PRICE (AMERICAN STOCK EXCHANGE)
                                                      FISCAL YEAR ENDED SEPTEMBER 30, 1996
                           ---------------------------------------------------------------------------------------------------
                                     QUARTER                QUARTER                 QUARTER                 QUARTER
                                     ENDED                  ENDED                   ENDED                   ENDED
                                     DECEMBER 31, 1995      MARCH 31, 1996          JUNE 30, 1996           SEPTEMBER 30, 1996
                           ----------------------------    ---------------         ----------------         ------------------
High                                   $9 5\8                  $    10                    $9 3\4                  $9 13\16
Low                                     9 3\16                 9  1\16                         9                   9  3\16
Close                                   9 1\4                  9 11\16                     9 5\8                   9  9\16

PERCENTAGE GAIN based on change in Market Price*
October 24, 1988 (commencement of operations) through September 30, 1996..............                    69.56%
October 1, 1991 through September 30, 1996............................................                    38.11
October 1, 1995 through September 30, 1996............................................                     8.83
January 1, 1996 through September 30, 1996............................................                     8.51
April 1, 1996 through September 30, 1996..............................................                     1.99
July 1, 1996 through September 30, 1996...............................................                      .97
NET ASSET VALUE PER SHARE
               October 24, 1988 (commencement of operations)........                    $9.26
               September 30, 1995...................................                     9.74
               December 31, 1995....................................                     9.91
               March 31, 1996.......................................                     9.64
               June 30, 1996........................................                     9.56
               September 30, 1996...................................                     9.60
PERCENTAGE GAIN based on change in Net Asset Value*
October 24, 1988 (commencement of operations) through September 30, 1996..............                    83.83%
October 1, 1991 through September 30, 1996............................................                    41.04
October 1, 1995 through September 30, 1996............................................                     5.27
January 1, 1996 through September 30, 1996............................................                     1.68
April 1, 1996 through September 30, 1996..............................................                     2.89
July 1, 1996 through September 30, 1996...............................................                     2.06
*  With dividends reinvested.

DREYFUS MUNICIPAL INCOME, INC.
STATEMENT OF INVESTMENTS                                                                      SEPTEMBER 30, 1996
                                                                                              PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-100.0%                                                        AMOUNT                VALUE
                                                                                             --------------    --------------
ALABAMA-1.3%
Courtland Industrial Development Board, SWDR
    (Champion International Corp. Project) 6.50%, 9/1/2025..................                    $    2,500,000  $ 2,504,075
ARIZONA-1.5%
Tucson Airport Authority, Special Facility Revenue (Lockheed Aeromod Center
Inc.)
    8.70%, 9/1/2019.........................................................                         2,500,000    2,839,150
CALIFORNIA-2.3%
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue
    Zero Coupon, 1/1/2019...................................................                        18,000,000    4,289,580
COLORADO-5.3%
City and County of Denver, Airport Revenue:
    8.25%, 11/15/2012.......................................................                         6,500,000    7,393,230
    (Special Facilities-United Airlines Inc. Project) 6.875%, 10/1/2032.....                         2,480,000    2,546,166
FLORIDA-10.4%
Orange County Health Facilities Authority, Revenue
    (Health Facility-Mental Health Services)
    9.25%, 7/1/2020 (Prerefunded 7/1/2000) (a)..............................                         4,785,000    5,585,100
Palm Beach County, Solid Waste IDR:
    (Okeelanta Power Limited Partnership Project)
      6.85%, 2/15/2021......................................................                         7,450,000    6,599,210
    (Osceola Power Limited Partnership Project)
      6.95%, 1/1/2022.......................................................                         2,700,000    2,417,256
Pinellas County Housing Finance Authority, SFMR (Multi-County Program)
    6.70%, 2/1/2028.........................................................                         5,000,000    5,134,000
GEORGIA-4.4%
Private Colleges and Universities Facilities Authority, Revenue,
    Refunding (Clark Atlanta University Project)
    8.25%, 1/1/2015 (Prerefunded 1/1/2003) (a)..............................                         6,845,000    8,296,208
ILLINOIS-18.6%
Chicago-O'Hare International Airport, Special Facility Revenue:
    (American Airlines Inc. Project):
      7.875%, 11/1/2025.....................................................                         2,000,000    2,153,080
      Refunding 8.20%, 12/1/2024............................................                         1,000,000    1,162,190
    (United Airlines Inc. Project):
      8.40%, 5/1/2018.......................................................                         8,175,000    8,907,153
      8.50%, 5/1/2018.......................................................                         2,000,000    2,210,840
Illinois Development Finance Authority, Revenue
    (Community Rehabilitation Providers Facility Acquisition):
      8.75%, 3/1/2010.......................................................                         2,075,000    2,194,229
      8.50%, 9/1/2010.......................................................                         5,000,000    5,296,150

DREYFUS MUNICIPAL INCOME, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 SEPTEMBER 30, 1996
                                                                                                PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                     AMOUNT           VALUE
                                                                                           --------------    --------------
ILLINOIS (CONTINUED)
Illinois Health Facilities Authority, Revenue, Refunding (Galesburg Cottage Hospital)
    9.625%, 5/1/2011 (Prerefunded 5/1/1997) (a).............................                   $    3,000,000  $  3,157,560
Robbins, RRR (Robbins Resource Recovery Partners)
    9.25%, 10/15/2016.......................................................                       10,000,000    10,150,000
INDIANA-3.2%
Fishers Economic Development, First Mortgage Revenue
    (United Student Aid Funds Inc. Project) 8.375%, 9/1/2014................                        5,700,000     6,019,599
KENTUCKY-1.9%
Perry County, SWDR (TJ International Project)
    7%, 6/1/2024............................................................                        3,500,000     3,592,680
MASSACHUSETTS-3.0%
Massachusetts Industrial Finance Agency, Revenue
    (Water Treatment-American Hingham) 6.95%, 12/1/2035.....................                        5,640,000     5,725,446
MICHIGAN-7.1%
Michigan Hospital Finance Authority, HR,
    Refunding (Genesys Health System Obligated Group) 8.125%, 10/1/2021.....                        7,670,000     8,548,292
Michigan Strategic Fund, SWDR, Refunding (Genesee Power Station Project)
    7.50%, 1/1/2021.........................................................                        5,000,000     4,964,900
NEVADA-2.9%
Clark County, IDR (Southwest Gas Corp.):
    7.50%, 9/1/2032.........................................................                        3,000,000     3,212,940
    6.50%, 12/1/2033........................................................                        2,300,000     2,287,258
NEW HAMPSHIRE-4.1%
New Hampshire Industrial Development Authority, PCR
    (Public Service Co. Project) 7.65%, 5/1/2021............................                        7,500,000     7,681,800
NEW YORK-3.8%
New York City:
    8.25%, 11/15/2010.......................................................                          240,000       270,058
    8.25%, 11/15/2010 (Prerefunded 11/15/2001) (a)..........................                        2,760,000     3,245,788
New York City Industrial Development Agency, Special Facility Revenue
    (American Airlines Inc. Project) 7.75%, 7/1/2019........................                        3,390,000     3,571,196
NORTH DAKOTA-.5%
North Dakota Housing Finance Agency, SFMR 8.30%, 1/1/2012...................                          957,000     1,002,496
PENNSYLVANIA-6.9%
Huntingdon County Industrial Development Authority, First Mortgage Revenue
    (Presbyterian Homes-Woodland Retirement Center Project) 8%, 12/1/2020...                        3,000,000     3,195,780

DREYFUS MUNICIPAL INCOME, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                SEPTEMBER 30, 1996
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                         AMOUNT          VALUE
                                                                                           --------------    --------------
PENNSYLVANIA (CONTINUED)
Lancaster County Hospital Authority, Revenue
    (Health Center-United Church of Christ Homes Inc.)
    9.125%, 10/1/2014 (Prerefunded 10/1/1999) (a)...........................                   $    2,000,000  $  2,289,680
Montgomery County Higher Education and Health Authority, HR
    (United Hospital Inc.- Saint Christopher)
    8.50%, 11/1/2017 (Prerefunded 11/1/1997) (a)............................                        4,865,000     5,188,133
Pennsylvania Economic Development Financing Authority, RRR
    (Northampton Generating Project) 6.60%, 1/1/2019........................                        2,500,000     2,421,050
SOUTH CAROLINA-1.1%
Piedmont Municipal Power Agency, Electric Revenue,
    Refunding 6.55%, 1/1/2016...............................................                        2,075,000     2,086,682
TEXAS-13.5%
Alliance Airport Authority Inc., Special Facilities Revenue:
    (American Airlines Inc. Project) 7.50%, 12/1/2029.......................                        2,375,000     2,527,048
    (Federal Express Corp. Project) 6.375%, 4/1/2021........................                        2,000,000     1,995,080
Austin, Convention Center Revenue
    8.25%, 11/15/2014 (Prerefunded 11/15/1999) (a)..........................                        5,465,000     6,145,775
Bell County Health Facilities Development Corp., Revenue
    (Southern Healthcare-Southview) 10.50%, 3/1/2020 (Prerefunded 3/1/2000) (a)                     4,840,000     5,796,916
Montgomery County Health Facilities Development Corp., Hospital Mortgage
Revenue,
    Refunding (Woodlands Medical Center Project) 8.85%, 8/15/2014...........                        5,095,000     5,495,926
Texas Housing Agency, Mortgage Revenue
    Residential Development:
      8.40%, 7/1/2020.......................................................                        1,465,000     1,541,341
      8.40%, 1/1/2021.......................................................                        1,960,000     2,059,058
UTAH-2.6%
Carbon County, SWDR, Refunding (Sunnyside Cogeneration)
    9.25%, 7/1/2018.........................................................                        7,000,000     4,997,510
WASHINGTON-1.1%
Public Utility District No. 1 of Pend Orielle County, Electric Revenue
    6.375%, 1/1/2015........................................................                        2,000,000     2,030,560
WEST VIRGINIA-2.8%
Braxton County, SWDR (Weyerhaeuser Co. Project)
    6.50%, 4/1/2025.........................................................                        5,000,000     5,228,400



DREYFUS MUNICIPAL INCOME, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                             SEPTEMBER 30, 1996
                                                                                                  PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                       AMOUNT           VALUE
                                                                                              --------------    --------------
WYOMING-1.7%
Sweetwater County, SWDR (FMC Corp. Project)
    7%, 6/1/2024............................................................                   $    3,000,000  $  3,170,010
                                                                                                                ------------
TOTAL INVESTMENTS
    (cost $178,569,121).....................................................                                   $189,126,579
                                                                                                               ============

SUMMARY OF ABBREVIATIONS
HR            Hospital Revenue                                   RRR         Resources Recovery Revenue
IDR           Industrial Development Revenue                     SFMR        Single Family Mortgage Revenue
PCR           Pollution Control Revenue                          SWDR        Solid Waste Disposal Revenue

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (B)              OR          MOODY'S             OR         STANDARD & POOR'S                   PERCENTAGE OF VALUE
----------                         ----------                     ------------------                  -------------------
AAA                                Aaa                            AAA                                      12.1%
AA                                 Aa                             AA                                        2.4
A                                  A                              A                                         5.3
BBB                                Baa                            BBB                                      38.5
BB                                 Ba                             BB                                        4.1
Not Rated (c)                      Not Rated (c)                  Not Rated (c)                            37.6
                                                                                                     -------------------
                                                                                                          100.0%
                                                                                                        ============

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire bonds in full at the earliest refunding date.
    (b) Fitch currently provides creditworthiness information for a limited number of investments.
    (c) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.



See notes to financial statements.

DREYFUS MUNICIPAL INCOME, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                     SEPTEMBER 30, 1996
ASSETS:
    Investments in securities, at value
      (cost $178,569,121)-see statement.....................................                                   $189,126,579
    Cash....................................................................                                         43,198
    Interest receivable.....................................................                                      4,214,088
    Prepaid expenses........................................................                                          4,508
                                                                                                          ------------------
                                                                                                                193,388,373
LIABILITIES:
    Due to The Dreyfus Corporation and affiliates...........................           $123,098
    Accrued expenses.......................................................              99,942                     223,040
                                                                                    -----------
NET ASSETS..................................................................                                   $193,165,333
                                                                                                          ==================
REPRESENTED BY:
    Paid-in capital.........................................................                                   $187,318,257
    Accumulated undistributed investment income-net.........................                                      1,614,200
    Accumulated net realized (loss) on investments..........................                                    (6,324,582)
    Accumulated net unrealized appreciation on investments-Note 4...........                                     10,557,458
                                                                                                          ------------------
NET ASSETS at value applicable to 20,116,450 shares outstanding
    (110 million shares of $.001 par value Common Stock authorized).........                                   $193,165,333
                                                                                                          ==================
NET ASSET VALUE, per share
    ($193,165,333 / 20,116,450 shares)......................................                                         $9.60
                                                                                                                ============







See notes to financial statements.

DREYFUS MUNICIPAL INCOME, INC.
STATEMENT OF OPERATIONS                                                                            YEAR ENDED SEPTEMBER 30, 1996
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $14,452,392
    EXPENSES:
      Management fee-Note 3(a)..............................................                    $ 1,358,723
      Shareholder servicing costs-Note 3(b).................................                         72,265
      Professional fees.....................................................                         69,366
      Directors' fees and expenses-Note 3(c)................................                         35,130
      Shareholders' reports.................................................                         34,164
      Custodian fees-Note 3(b)..............................................                         17,990
      Registration fees.....................................................                         16,313
      Miscellaneous.........................................................                         14,318
                                                                                               ------------
            TOTAL EXPENSES..................................................                                            1,618,269
                                                                                                                     ------------
            INVESTMENT INCOME-NET...........................................                                           12,834,123
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS-Note 4:
    Net realized gain on investments........................................                   $    659,153
    Net unrealized (depreciation) on investments............................                     (3,620,880)
                                                                                              --------------
            NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS...............                                           (2,961,727)
                                                                                                                     ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $  9,872,396
                                                                                                                     ============





See notes to financial statements.

DREYFUS MUNICIPAL INCOME, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                    YEAR ENDED SEPTEMBER 30,
                                                                                               ----------------------------------
                                                                                                     1995                1996
                                                                                               -------------        -------------
OPERATIONS:
    Investment income-net...................................................                  $  12,974,805        $  12,834,123
    Net realized gain (loss) on investments.................................                     (6,240,533)             659,153
    Net unrealized appreciation (depreciation) on investments for the year..                     13,217,463           (3,620,880)
                                                                                               -------------        -------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                     19,951,735            9,872,396
                                                                                               -------------        -------------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net...................................................                    (13,407,003)         (12,536,499)
                                                                                               -------------        -------------
CAPITAL STOCK TRANSACTIONS;
    Dividends reinvested-Note 1(c)..........................................                        241,835              312,857
                                                                                               -------------        -------------
      TOTAL INCREASE (DECREASE) IN NET ASSETS...............................                      6,786,567           (2,351,246)
NET ASSETS:
    Beginning of year.......................................................                    188,730,012          195,516,579
                                                                                               -------------        -------------
    End of year (including undistributed investment income-net:
      $1,316,576 in 1995 and $1,614,200 in 1996)............................                   $195,516,579         $193,165,333
                                                                                               =============        =============





                                                                                                SHARES                   SHARES
                                                                                            -------------           -------------
CAPITAL SHARE TRANSACTIONS;
    INCREASE IN SHARES OUTSTANDING AS A RESULT OF DIVIDENDS REINVESTED......                    25,537                  32,900
                                                                                            =============           =============



See notes to financial statements.

DREYFUS MUNICIPAL INCOME, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the financial statements and market price data for the Fund's shares.

                                                                                          YEAR ENDED SEPTEMBER 30,
                                                                      ------------------------------------------------------------
PER SHARE DATA:                                                          1992         1993        1994        1995        1996
                                                                      ----------    --------    --------    --------   -----------
    Net asset value, beginning of year...........                      $  9.83       $10.06      $10.45     $  9.41      $  9.74
                                                                      ----------    --------    --------    --------   -----------
    INVESTMENT OPERATIONS:
    Investment income-net........................                          .71          .71         .67         .65          .64
    Net realized and unrealized gain (loss) on investments                 .30          .44        (.93)        .35         (.16)
                                                                      ----------    --------    --------    --------   -----------
      TOTAL FROM INVESTMENT OPERATIONS...........                         1.01         1.15        (.26)       1.00          .48
                                                                      ----------    --------    --------    --------   -----------
    DISTRIBUTIONS:
    Dividends from investment income-net.........                         (.70)        (.70)       (.70)       (.67)        (.62)
    Dividends from net realized gain on investments                       (.08)        (.06)       (.08)         -            -
                                                                      ----------    --------    --------    --------   -----------
      TOTAL DISTRIBUTIONS........................                         (.78)        (.76)       (.78)       (.67)         (.62)
                                                                      ----------    --------    --------    --------   -----------
    Net asset value, end of year.................                       $10.06       $10.45     $  9.41     $  9.74      $  9.60
                                                                      ----------    --------    --------    --------   -----------
    Market value, end of year....................                     $  10 1\2      $ 10 3\4   $  8 7\8    $  9 3\8     $ 9 9\16
                                                                      ----------    --------    --------    --------   -----------
TOTAL INVESTMENT RETURN*.........................                        13.61%       10.30%    (10.77%)      13.48%        8.83%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                          .86%         .83%        .84%        .85%          .83%
    Ratio of net investment income to average net assets                  7.20%        7.01%       6.76%       6.86%         6.61%
    Portfolio Turnover Rate......................                        22.75%       11.94%      14.41%      36.09%         8.56%
    Net Assets, end of year (000's Omitted)......                     $195,991     $206,999    $188,730    $195,517      $193,165
*  Calculated based on market value.




See notes to financial statements.

DREYFUS MUNICIPAL INCOME, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Municipal Income, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified closed-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, are declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    For shareholders who elect to receive their distributions in additional shares of the Fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment plan.
    On September 30, 1996, the Board of Directors declared a cash dividend of $.052 per share from investment income-net, payable on October 28, 1996 to shareholders of record as of the close of business on October 14, 1996.

DREYFUS MUNICIPAL INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $6,325,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1996. If not applied, $734,000 of the carryover expires in fiscal 2003 and $5,591,000 expires in fiscal 2004.
NOTE 2- BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed Funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended September 30, 1996, the Fund did not borrow under the line of credit.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the Fund's average weekly net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement for the year ended September 30, 1996.
    (B) The Fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $72,265 during the year ended September 30, 1996.
    Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. For the period ended September 30, 1996, $5,540 was paid to Mellon pursuant to the custody agreement.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the year ended September 30, 1996, amounted to $16,812,677 and $16,268,411, respectively.
    At September 30, 1996, accumulated net unrealized appreciation on investments was $10,557,458, consisting of $13,230,067 gross unrealized appreciation and $2,672,609 gross unrealized depreciation.
    At September 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS MUNICIPAL INCOME, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS MUNICIPAL INCOME, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Income, Inc., including the statement of investments, as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of September 30, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Income, Inc. at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          (Ernst & Young LLp, Signature)

New York, New York
October 31, 1996


DREYFUS MUNICIPAL INCOME, INC.
DIVIDEND REINVESTMENT PLAN (UNAUDITED)
    The Fund generally distributes net investment income monthly. From and after any issuance of Preferred Stock, monthly distributions to the holders of the Common Stock (the "Common Shareholders") will consist of all net investment income of the Fund remaining after payment of dividends on such Preferred Stock. Any net realized short-term capital gains and any net realized long-term capital gains will be distributed at least annually.
    Net realized short- or long-term capital gains, if any, will be distributed to Common Shareholders at least once a year to the extent not necessary to pay dividends on or meet the liquidation preference of shares of any Preferred Stock. While there are any shares of Preferred Stock outstanding, the Fund may not declare any cash dividend or other distribution on its Common Stock, unless at the time of such declaration, (i) all accrued Preferred Stock dividends have been paid and (ii) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding Preferred Stock (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). This limitation on the Fund's ability to make distributions on its Common Stock could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company.
    Under the Fund's Dividend Reinvestment Plan (the "Plan"), a Common Shareholder who has Fund shares registered in his name will have all dividends and distributions reinvested automatically by Mellon, as Plan agent (the "Agent"), in additional shares of the Fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy Fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.
    A Common Shareholder who owns Fund shares registered in nominee name through his broker/dealer (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the Fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.
    A Common Shareholder who has Fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the Fund. Changes in elections must be in writing, sent to Mellon Bank, N.A., P.O. Box 750, Pittsburgh, Pennsylvania 15230, Attention: Dividend Reinvestment, should include the shareholder's name and address as they appear on the Agent's records and will be effective only if received more than ten business days prior to the record date for any distribution.
    The Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.

DREYFUS MUNICIPAL INCOME, INC.
DIVIDEND REINVESTMENT PLAN (UNAUDITED) (CONTINUED)
    The Fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or distributions.
    The Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date forsuch dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.

IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 1996 as "exempt-interest dividends" (not generally subject to regular Federal income tax).
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1996 calendar year on Form 1099-DIV which will be mailed by January 31, 1997.
OFFICERS AND DIRECTORS
DREYFUS MUNICIPAL INCOME, INC.
200 Park Avenue
New York, NY 10166

DIRECTORS
Joseph S. DiMartino, Chairman
Lucy Wilson Benson
David W. Burke
Martin D. Fife
Whitney I. Gerard
Robert R. Glaubner
Arthur A. Hartman
George L. Perry
Paul Wolfowitz
OFFICERS
President and Treasurer
    Marie E. Connolly
Vice President and Secretary
    John E. Pelletier
Vice President and Assistant Treasurer
    Richard W. Ingram
Vice President and Assistant Treasurer
    Mary A. Nelson
Vice President and Assistant Treasurer
    Joseph F. Tower, III
Vice President and Assistant Secretary
    Elizabeth Bachman
Vice President and Assistant Secretary
    Douglas C. Conroy
PORTFOLIO MANAGERS
Joseph P. Darcy
A. Paul Disdier
Karen M. Hand
Stephen C. Kris
Richard J. Moynihan
Jill C. Shaffro
Samual J. Weinstock
Monica S. Wieboldt


INVESTMENT ADVISER
The Dreyfus Corporation
CUSTODIAN
Mellon Bank, N.A.
COUNSEL
Stroock & Stroock & Lavan
TRANSFER AGENT,
DIVIDEND DISTRIBUTION AGENT
AND REGISTRAR
Mellon Bank, N.A.
STOCK EXCHANGE LISTING
AMEX Symbol: DMF
INITIAL SEC EFFECTIVE DATE
10/21/88

The Net Asset Value appears in the
following publications: Barron's, Closed-End Bond Funds section under the heading "Municipal
Bond Funds" every Monday; Wall
Street Journal, Mutual Funds
section under the heading
"Closed-End Bond Funds" every
Monday; New York Times,
Money and Business Section under
the heading "Closed-End Bond
Funds-National Municipal Bond
Funds" every Sunday.



Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

(Dreyfus Lion D Logo)
DREYFUS MUNICIPAL INCOME, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT,
DIVIDEND DISTRIBUTION AGENT
AND REGISTRAR
Mellon Bank, N.A.
85 Challenger Road
Ridgefield Park, NJ 07660






Printed in U.S.A.                            856AR969
(Dreyfus Logo)